Schedule of Investments PIMCO Income Strategy Fund II	March 31, 2023 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 128.6% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 42.6%
AP Core Holdings LLC 10.340% (LIBOR01M + 5.500%) due 09/01/2027 ~		$16,134	$15,740
Arches Buyer, Inc. 8.157% due 12/06/2027		920	869
AVSC Holding Corp. TBD% due 03/03/2025		5,000	4,823
Caesars Entertainment Corp. 8.157% due 02/06/2030		700	698
Carnival Corp. 6.655% (EUR001M + 3.750%) due 06/30/2025 ~	EUR	2,259	2,420
Diamond Sports Group LLC 12.775% (LIBOR03M + 8.150%) due 05/25/2026 ~		$17,965	16,954
DirecTV Financing LLC 9.840% (LIBOR01M + 5.000%) due 08/02/2027 ~		4,753	4,585
Envision Healthcare Corp.
12.701% due 04/29/2027		8,377	8,293
16.326% due 04/28/2028		20,030	14,906
Forbes Energy Services LLC TBD% due 06/30/2023 «		319	0
Gateway Casinos & Entertainment Ltd.
12.803% due 10/15/2027		6,726	6,668
13.073% due 10/18/2027	CAD	3,855	2,828
Intelsat Jackson Holdings SA 9.082% due 02/01/2029		$4,303	4,267
Intrado Corp. 8.676% due 01/31/2030		900	889
Ivanti Software, Inc. 9.212% (LIBOR03M + 4.250%) due 12/01/2027 ~		11,189	9,228
Lealand Finance Co. BV 7.840% (LIBOR01M + 3.000%) due 06/28/2024 ~		88	65
Lealand Finance Co. BV (5.840% Cash and 3.000% PIK) 8.840% (LIBOR01M + 1.000%) due 06/30/2025 ~(b)		812	548
Market Bidco Ltd. 9.427% due 11/04/2027	GBP	7,271	7,957
MPH Acquisition Holdings LLC 9.203% (LIBOR03M + 4.250%) due 09/01/2028 ~		$6,895	5,925
Obol France 3 SAS 7.323% (EUR001M + 4.750%) due 12/31/2025 ~	EUR	5,900	5,833
Oi SA 1.750% (LIBOR03M + 1.750%) due 02/26/2035 ~		$4,206	330
Poseidon Bidco SASU 8.265% (EUR003M + 5.250%) due 07/14/2028 «~	EUR	6,700	7,048
Profrac Services LLC TBD% - 12.420% due 03/04/2025		$7,452	7,415
Promotora de Informaciones SA 7.555% (EUR003M + 5.250%) due 12/31/2026 ~	EUR	16,447	16,573
Promotora de Informaciones SA (5.305% Cash and 5.000% PIK) 10.305% (EUR003M + 2.970%) due 06/30/2027 ~(b)		680	673
PUG LLC
8.340% (LIBOR01M + 3.500%) due 02/12/2027 ~		$9,640	7,038
9.090% (LIBOR01M + 4.250%) due 02/12/2027 «~		408	295
Radiate Holdco LLC 8.090% (LIBOR01M + 3.250%) due 09/25/2026 ~		6,384	5,250
Redstone Holdco 2 LP 9.568% (LIBOR03M + 4.750%) due 04/27/2028 ~		7,652	6,050
Rising Tide Holdings, Inc.
9.703% (LIBOR03M + 4.750%) due 06/01/2028 ~		1,084	660
13.203% (LIBOR03M + 8.250%) due 06/01/2029 ~		168	46
SCUR-Alpha 1503 GmbH
TBD% due 03/30/2030		3,300	2,904
TBD% due 03/30/2030	EUR	2,100	2,004
Steenbok Lux Finco 2 SARL (10.750% PIK) TBD% (EUR003M) due 06/30/2023 ~(b)		14,659	10,493
Syniverse Holdings, Inc. 11.898% due 05/13/2027		$17,820	15,865
Team Health Holdings, Inc. 7.590% (LIBOR01M + 2.750%) due 02/06/2024 ~		13,721	11,800
Telemar Norte Leste SA
1.750% (LIBOR03M + 1.750%) due 02/26/2035 ~		12,167	954
1.750% due 02/26/2035		214	17
U.S. Renal Care, Inc.
9.875% (LIBOR01M + 5.000%) due 06/26/2026 ~		15,772	10,784
10.375% (LIBOR01M + 5.500%) due 06/26/2026 ~		5,850	4,000

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	March 31, 2023 (Unaudited)

Veritas U.S., Inc. 9.840% (LIBOR01M + 5.000%) due 09/01/2025 ~		14,079	10,766
Westmoreland Mining Holdings LLC (15.000% PIK) 15.000% due 03/15/2029 (b)		5,400	4,068
Windstream Services LLC
TBD% - 11.157% due 09/21/2027 «		2,770	2,520
8.807% due 02/23/2027 «		6,060	5,636

Total Loan Participations and Assignments (Cost $281,832)			246,685

CORPORATE BONDS & NOTES 44.3%
BANKING & FINANCE 11.4%
Apollo Commercial Real Estate Finance, Inc. 4.625% due 06/15/2029		830	585
Armor Holdco, Inc. 8.500% due 11/15/2029		2,700	2,201
Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026 (m)	EUR	2,800	2,613
2.625% due 04/28/2025 (m)		6,685	6,627
3.625% due 09/24/2024 (m)		1,200	1,239
7.677% due 01/18/2028 •		2,100	1,918
8.000% due 01/22/2030 •		2,361	2,292
8.500% due 09/10/2030 •		1,400	1,363
10.500% due 07/23/2029 (m)		5,318	5,602
Banco de Credito del Peru SA 4.650% due 09/17/2024	PEN	800	200
Barclays PLC 7.437% due 11/02/2033 •(m)		$2,282	2,525
BNP Paribas SA 3.132% due 01/20/2033 •(m)		1,659	1,388
BOI Finance BV 7.500% due 02/16/2027	EUR	3,000	2,532
Corsair International Ltd. 7.772% due 01/28/2027 •		1,000	1,068
Cosaint Re Pte. Ltd. 14.200% (T-BILL 1MO + 9.250%) due 04/03/2028 ~		$890	680
Credit Agricole SA 7.875% due 01/23/2024 •(i)(j)		300	295
Credit Suisse AG 7.500% due 02/15/2028 (m)		250	266
Credit Suisse AG AT1 Claim ^		8,793	505
Credit Suisse Group AG
0.650% due 09/10/2029	EUR	200	162
3.091% due 05/14/2032 •		$300	242
3.288% (EUR003M + 1.000%) due 01/16/2026 ~	EUR	100	101
4.194% due 04/01/2031 •(m)		$400	356
6.373% due 07/15/2026 •		500	484
6.442% due 08/11/2028 •		600	597
7.750% due 03/01/2029 •	EUR	1,000	1,188
9.016% due 11/15/2033 •		$250	297
Deutsche Bank AG
3.547% due 09/18/2031 •		400	328
6.720% due 01/18/2029 •(m)		300	298
GSPA Monetization Trust 6.422% due 10/09/2029		2,587	2,519
Hestia Re Ltd. 14.184% (T-BILL 1MO + 9.500%) due 04/22/2025 ~		704	581
HSBC Holdings PLC 6.254% due 03/09/2034 •		400	419
Sanders Re Ltd. 16.434% (T-BILL 3MO + 11.750%) due 04/09/2029 ~		1,405	1,284
Societe Generale SA 6.691% due 01/10/2034 •		500	512
SVB Financial Group
1.800% due 02/02/2031 ^(c)		1,298	741
2.100% due 05/15/2028 ^(c)		200	120
3.125% due 06/05/2030 ^(c)		200	116
3.500% due 01/29/2025 ^(c)		100	63
4.000% due 05/15/2026 ^(c)(i)		200	13
4.345% due 04/29/2028 ^(c)		500	304
4.570% due 04/29/2033 ^(c)		1,600	929
Unique Pub Finance Co. PLC 5.659% due 06/30/2027	GBP	334	409
Uniti Group LP
6.000% due 01/15/2030		$9,565	5,607
6.500% due 02/15/2029 (m)		2,900	1,773
VICI Properties LP 5.750% due 02/01/2027 (m)		5,300	5,208
Voyager Aviation Holdings LLC 8.500% due 05/09/2026		8,297	6,555

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	March 31, 2023 (Unaudited)

Yosemite Re Ltd. 14.434% (T-BILL 3MO + 9.750%) due 06/06/2025 ~		760	730

			65,835

INDUSTRIALS 27.4%
Altice Financing SA 5.750% due 08/15/2029 (m)		2,739	2,180
Amgen, Inc. 5.750% due 03/02/2063		1,200	1,247
Boeing Co. 6.125% due 02/15/2033 (m)		1,331	1,419
Carvana Co. 10.250% due 05/01/2030		2,500	1,426
CGG SA
7.750% due 04/01/2027	EUR	5,500	5,085
8.750% due 04/01/2027 (m)		$3,656	3,053
Community Health Systems, Inc.
5.250% due 05/15/2030 (m)		4,100	3,220
8.000% due 03/15/2026 (m)		3,186	3,082
CVS Pass-Through Trust 7.507% due 01/10/2032		671	723
DISH DBS Corp.
5.250% due 12/01/2026 (m)		7,000	5,598
5.750% due 12/01/2028 (m)		7,260	5,431
DTEK Energy BV (3.500% Cash and 4.000% PIK) 7.500% due 12/31/2027 (b)		4,193	1,239
Dufry One BV 3.625% due 04/15/2026	CHF	3,090	3,194
Exela Intermediate LLC 11.500% due 07/15/2026		$88	12
Ford Motor Co. 7.700% due 05/15/2097		7,390	7,298
HCA, Inc. 7.500% due 11/15/2095 (m)		1,200	1,318
Intelsat Jackson Holdings SA 6.500% due 03/15/2030 (m)		17,148	15,763
Inter Media & Communication SpA 6.750% due 02/09/2027	EUR	3,000	3,055
Market Bidco Finco PLC 4.750% due 11/04/2027		800	675
New Albertsons LP 6.570% due 02/23/2028		$6,800	6,819
Nissan Motor Co. Ltd. 4.810% due 09/17/2030 (m)		10,500	9,515
Noble Corp. PLC (11.000% Cash or 15.000% PIK) 11.000% due 02/15/2028 (b)		1,387	1,526
Odebrecht Oil & Gas Finance Ltd. 0.000% due 05/01/2023 (f)(i)		1,101	1
Prime Healthcare Services, Inc. 7.250% due 11/01/2025 (m)		9,925	8,791
Russian Railways Via RZD Capital PLC 7.487% due 03/25/2031 ^(c)	GBP	1,300	1,235
Sands China Ltd. 5.900% due 08/08/2028 (m)		$2,844	2,702
Topaz Solar Farms LLC
4.875% due 09/30/2039		1,862	1,537
5.750% due 09/30/2039 (m)		11,026	10,480
U.S. Renal Care, Inc. 10.625% due 07/15/2027		4,868	1,286
Valaris Ltd. (8.250% Cash or 12.000% PIK)
8.250% due 04/30/2028 (b)(m)		2,754	2,798
8.250% due 04/30/2028 (b)		2,517	2,557
Vale SA 3.202% due 12/29/2049 ~(i)	BRL	110,000	7,690
Veritas U.S., Inc. 7.500% due 09/01/2025 (m)		$2,750	2,073
Viking Cruises Ltd. 13.000% due 05/15/2025 (m)		6,151	6,503
Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK) 10.500% due 11/15/2026 (b)		27,315	24,310
Windstream Escrow LLC 7.750% due 08/15/2028		4,800	3,936

			158,777

UTILITIES 5.5%
Eskom Holdings SOC Ltd. 6.750% due 08/06/2023 (m)		1,600	1,591
NGD Holdings BV 6.750% due 12/31/2026		396	257
Northwestern Bell Telephone 7.750% due 05/01/2030		12,625	9,732
Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK) 7.350% due 12/01/2026 ^(b)		258	143

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	March 31, 2023 (Unaudited)

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK) 7.720% due 12/01/2026 ^(b)	8,607	1,980
Oi SA 10.000% due 07/27/2025 ^(c)	26,307	2,064
Pacific Gas & Electric Co.
3.750% due 08/15/2042	22	16
4.000% due 12/01/2046	8	6
4.200% due 03/01/2029 (m)	1,800	1,648
4.300% due 03/15/2045	27	20
4.450% due 04/15/2042 ^(m)	535	421
4.500% due 12/15/2041	22	17
4.750% due 02/15/2044 (m)	4,092	3,291
4.950% due 07/01/2050 (m)	4,328	3,573
Peru LNG SRL 5.375% due 03/22/2030 (m)	7,840	6,272
Rio Oil Finance Trust 9.250% due 07/06/2024	831	841

		31,872

Total Corporate Bonds & Notes (Cost $311,507)		256,484

CONVERTIBLE BONDS & NOTES 0.3%
INDUSTRIALS 0.3%
DISH Network Corp. 3.375% due 08/15/2026	3,400	1,768

Total Convertible Bonds & Notes (Cost $3,400)		1,768

MUNICIPAL BONDS & NOTES 3.0%
OHIO 1.0%
Ohio State University Revenue Bonds, Series 2011 4.800% due 06/01/2111	6,000	5,542

PUERTO RICO 1.3%
Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043	614	268
0.000% due 11/01/2051	18,520	7,439

		7,707

WEST VIRGINIA 0.7%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007 0.000% due 06/01/2047 (f)	45,700	4,056

Total Municipal Bonds & Notes (Cost $18,403)		17,305

U.S. GOVERNMENT AGENCIES 1.8%
Fannie Mae
1.405% due 01/25/2040 •(a)	134	10
3.500% due 02/25/2042 (a)	304	28
4.500% due 11/25/2042 (a)	847	106
Freddie Mac
0.000% due 09/15/2035 •	776	634
0.700% due 11/25/2055 ~(a)	33,549	2,216
3.000% due 02/15/2033 (a)	794	66
3.500% due 12/15/2032 (a)	1,109	117
6.156% due 11/25/2055 «~	8,136	4,714
12.395% due 12/25/2027 •	2,654	2,698
Ginnie Mae
3.500% due 06/20/2042 - 10/20/2042 (a)	178	20
4.000% due 10/16/2042 - 10/20/2042 (a)	152	17

Total U.S. Government Agencies (Cost $11,804)		10,626

NON-AGENCY MORTGAGE-BACKED SECURITIES 12.4%
Banc of America Funding Trust
4.412% due 01/20/2047 ^~	375	337
6.000% due 01/25/2037	2,918	2,477
BCAP LLC Trust
3.071% due 08/28/2037 ~	1,689	1,653
3.335% due 08/26/2037 ~	8,608	6,386
3.778% due 07/26/2037 ~	4,349	3,698
3.836% due 09/26/2036 ~	3,372	3,003
4.604% due 03/26/2037 þ	645	917
5.750% due 12/26/2035 ~	1,542	1,235
6.250% due 11/26/2036	2,313	1,724
16.216% due 05/26/2037 ~	764	305
Bear Stearns ALT-A Trust
3.672% due 09/25/2047 ^~	3,777	1,927
3.700% due 11/25/2035 ~	3,530	2,528
3.731% due 11/25/2036 ^~	281	148

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	March 31, 2023 (Unaudited)

3.907% due 09/25/2035 ^~	241	136
5.345% due 01/25/2036 ^~	488	618
CD Mortgage Trust 5.688% due 10/15/2048	91	82
Chase Mortgage Finance Trust
3.941% due 12/25/2035 ^~	3	3
5.500% due 05/25/2036 ^	6	4
Citicorp Mortgage Securities Trust
5.500% due 04/25/2037	9	8
6.000% due 09/25/2037	313	308
Commercial Mortgage Loan Trust 6.210% due 12/10/2049 ~	329	83
Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^	1,479	911
6.000% due 08/25/2037 ^~	736	440
Countrywide Alternative Loan Trust
4.248% due 04/25/2036 ^~	291	246
5.500% due 03/25/2035	202	93
5.500% due 01/25/2036	273	168
5.750% due 01/25/2035	128	123
5.750% due 02/25/2035	193	137
5.750% due 12/25/2036 ^	550	244
6.000% due 02/25/2035	240	186
6.000% due 04/25/2036	365	189
6.000% due 04/25/2037 ^	1,199	587
6.250% due 11/25/2036 ^	428	333
6.250% due 12/25/2036 ^•	400	193
6.500% due 08/25/2036 ^	369	131
Countrywide Home Loan Mortgage Pass-Through Trust
5.425% due 03/25/2035 ^•	2,092	1,652
6.000% due 07/25/2037	1,141	537
6.250% due 09/25/2036 ^	327	136
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates 6.000% due 11/25/2035 ^	201	153
Credit Suisse Mortgage Capital Certificates 4.103% due 10/26/2036 ~	5,740	4,720
Credit Suisse Mortgage Capital Mortgage-Backed Trust 5.750% due 04/25/2036 ^	98	54
Credit Suisse Mortgage Capital Trust 9.034% due 07/15/2032 ~	5,379	4,900
First Horizon Mortgage Pass-Through Trust
3.673% due 05/25/2037 ^~	122	52
4.625% due 11/25/2035 ^~	150	131
Freddie Mac 12.360% due 11/25/2041 ~	3,800	3,538
GS Mortgage Securities Corp. 8.228% due 08/15/2039 ~	1,100	1,095
IndyMac IMSC Mortgage Loan Trust 6.500% due 07/25/2037 ^	3,443	1,147
Jackson Park Trust 3.242% due 10/14/2039 ~	1,816	1,377
JP Morgan Alternative Loan Trust
3.231% due 05/25/2036 ^~	802	456
3.852% due 03/25/2036 ^~	781	636
3.854% due 03/25/2037 ^~	487	429
JP Morgan Chase Commercial Mortgage Securities Trust
6.201% due 07/05/2033 •	2,275	2,005
8.934% due 02/15/2035 •	3,756	3,517
JP Morgan Mortgage Trust
3.915% due 02/25/2036 ^~	153	112
4.214% due 10/25/2035 ~	56	52
6.500% due 09/25/2035	33	24
Lehman Mortgage Trust
6.000% due 07/25/2037 ^	244	221
6.500% due 09/25/2037 ^	1,751	633
Lehman XS Trust 5.285% due 06/25/2047 •	926	808
MASTR Asset Securitization Trust 6.500% due 11/25/2037 ^	326	86
Merrill Lynch Mortgage Investors Trust 3.743% due 03/25/2036 ^~	1,059	589
Morgan Stanley Capital Trust 9.159% due 11/15/2034 •	2,400	2,278
Nomura Asset Acceptance Corp. Alternative Loan Trust 5.476% due 05/25/2035 ^þ	7	4
Residential Accredit Loans, Inc. Trust
4.555% due 12/26/2034 ^~	489	184
6.000% due 08/25/2036 ^	147	121
Residential Asset Securitization Trust
5.750% due 02/25/2036 ^	775	315
6.000% due 07/25/2037 ^	1,317	507
6.250% due 09/25/2037 ^	2,477	1,038
Residential Funding Mortgage Securities, Inc. Trust
4.712% due 09/25/2035 ~	439	287
5.143% due 08/25/2036 ^~	21	20

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	March 31, 2023 (Unaudited)

Structured Adjustable Rate Mortgage Loan Trust
4.039% due 11/25/2036 ^~		1,112	915
4.115% due 01/25/2036 ^~		1,252	761
SunTrust Adjustable Rate Mortgage Loan Trust 4.034% due 02/25/2037 ^~		67	57
Tharaldson Hotel Portfolio Trust 8.190% due 11/11/2034 •		3,240	3,054
WaMu Mortgage Pass-Through Certificates Trust
3.360% due 05/25/2037 ^~		509	436
3.672% due 10/25/2036 ^~		386	328
3.713% due 02/25/2037 ^~		258	228
3.884% due 07/25/2037 ^~		444	401

Total Non-Agency Mortgage-Backed Securities (Cost $78,304)			71,555

ASSET-BACKED SECURITIES 7.3%
Adagio CLO DAC 0.000% due 04/30/2031 ~	EUR	1,800	569
Apidos CLO
0.000% due 07/22/2026 ~		$1,500	2
0.000% due 01/20/2031 ~		4,500	1,417
Argent Securities Trust 5.225% due 03/25/2036 •		3,066	1,613
Avoca CLO DAC 0.000% due 07/15/2032 ~	EUR	2,230	1,378
Bear Stearns Asset-Backed Securities Trust
5.125% due 10/25/2036 ^•		$1,874	2,772
6.500% due 10/25/2036 ^		333	181
Belle Haven ABS CDO Ltd. 5.032% due 07/05/2046 •		180,259	1,697
CIFC Funding Ltd.
0.000% due 04/24/2030 ~		2,400	531
0.000% due 10/22/2031 ~		1,500	311
Citigroup Mortgage Loan Trust
4.995% due 12/25/2036 •(m)		11,458	4,805
5.005% due 12/25/2036 •		1,313	734
Cork Street CLO Designated Activity Co. 0.000% due 11/27/2028 ~	EUR	621	196
Fremont Home Loan Trust 4.995% due 01/25/2037 •		$11,416	5,282
Grosvenor Place CLO BV 0.000% due 04/30/2029 ~	EUR	500	176
Home Equity Mortgage Loan Asset-Backed Trust 5.005% due 07/25/2037 •		$2,377	1,267
KKR CLO Ltd. 0.000% due 10/17/2031 ~		3,000	1,849
Lehman XS Trust 6.790% due 06/24/2046 þ		163	190
Magnetite Ltd. 0.000% due 01/15/2028 ~		5,650	1,823
Marlette Funding Trust
0.000% due 09/17/2029 «(f)		7	583
0.000% due 03/15/2030 «(f)		6	196
Merrill Lynch Mortgage Investors Trust 5.165% due 04/25/2037 •		374	188
Morgan Stanley Mortgage Loan Trust 6.250% due 02/25/2037 ^~		402	192
SLM Student Loan EDC Repackaging Trust 0.000% due 10/28/2029 «(f)		1	790
SLM Student Loan Trust 0.000% due 01/25/2042 «(f)		4	1,182
SMB Private Education Loan Trust
0.000% due 09/18/2046 «(f)		1	418
0.000% due 10/15/2048 «(f)		1	310
Sofi Professional Loan Program LLC
0.000% due 05/25/2040 (f)		4,400	440
0.000% due 07/25/2040 «(f)		21	256
SoFi Professional Loan Program LLC 0.000% due 09/25/2040 «(f)		1,758	240
South Coast Funding Ltd. 5.459% due 08/10/2038 •		11,442	881
Taberna Preferred Funding Ltd.
5.166% due 12/05/2036 •		4,522	3,889
5.186% due 08/05/2036 •		273	238
5.186% due 08/05/2036 ^•		5,399	4,697
5.252% due 07/05/2035 •		1,305	1,161

Total Asset-Backed Securities (Cost $78,944)			42,454

SOVEREIGN ISSUES 2.6%
Argentina Government International Bond
0.500% due 07/09/2030 þ		3,626	911
1.000% due 07/09/2029		683	191
1.500% due 07/09/2035 þ		3,741	907
1.500% due 07/09/2046 þ		115	31
3.500% due 07/09/2041 þ		5,512	1,549

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	March 31, 2023 (Unaudited)

3.875% due 01/09/2038 þ		11,605	3,620
15.500% due 10/17/2026	ARS	61,630	36
Dominican Republic Central Bank Notes
13.000% due 12/05/2025	DOP	148,600	2,715
13.000% due 01/30/2026		158,600	2,897
Dominican Republic International Bond 13.625% due 02/03/2033		30,400	631
Ghana Government International Bond
6.375% due 02/11/2027 ^(c)		$500	182
7.875% due 02/11/2035 ^(c)		600	211
8.750% due 03/11/2061 ^(c)		200	68
Provincia de Buenos Aires 73.663% due 04/12/2025	ARS	363,012	777
Ukraine Government International Bond 4.375% due 01/27/2032 ^(c)	EUR	1,205	229
Venezuela Government International Bond
8.250% due 10/13/2024 ^(c)		$28	3
9.250% due 09/15/2027 ^(c)		315	34

Total Sovereign Issues (Cost $28,197)			14,992

		SHARES
COMMON STOCKS 4.3%
COMMUNICATION SERVICES 0.1%
Clear Channel Outdoor Holdings, Inc. (d)		549,096	659

CONSUMER DISCRETIONARY 0.2%
iHeartMedia, Inc. 'A' (d)		129,909	506
iHeartMedia, Inc. 'B' «(d)		100,822	354
Promotora de Informaciones SA (d)		258,261	102

			962

ENERGY 0.0%
Axis Energy Services 'A' «(d)(k)		2,048	68

FINANCIALS 1.4%
Banca Monte dei Paschi di Siena SpA (d)		1,043,000	2,269
Intelsat Emergence SA «(d)(k)		233,192	5,713

			7,982

INDUSTRIALS 2.6%
Neiman Marcus Group Ltd. LLC «(d)(k)		82,915	12,811
Syniverse Holdings, Inc. «(k)		2,129,109	2,006
Voyager Aviation Holdings LLC «(d)		1,155	0
Westmoreland Mining Holdings «(d)(k)		53,248	160

			14,977

Total Common Stocks (Cost $32,500)			24,648

RIGHTS 0.0%
FINANCIALS 0.0%
Intelsat Jackson Holdings SA «(d)		24,544	153

Total Rights (Cost $0)			153

WARRANTS 1.4%
FINANCIALS 0.1%
Intelsat Emergence SA - Exp. 02/17/2027 «		401	1
Intelsat Jackson Holdings SA-Exp. 12/05/2025 «		24,408	171

			172

INFORMATION TECHNOLOGY 1.3%
Windstream Holdings LLC - Exp. 9/21/2055 «		565,698	7,664

Total Warrants (Cost $10,079)			7,836

PREFERRED SECURITIES 2.8%
FINANCIALS 2.5%
AGFC Capital Trust 6.542% (US0003M + 1.750%) due 01/15/2067 ~(m)		1,800,000	1,020
Brighthouse Holdings LLC 6.500% due 07/27/2037 þ(i)		70,000	61

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	March 31, 2023 (Unaudited)

Farm Credit Bank of Texas 5.700% due 09/15/2025 •(i)		1,000,000	863
Stichting AK Rabobank Certificaten 6.500% due 12/29/2049 þ(i)		12,110,000	12,681
SVB Financial Group
4.250% due 11/15/2026 ^(c)(i)		100,000	7
4.700% due 11/15/2031 ^(c)(i)		178,000	12

			14,644

INDUSTRIALS 0.3%
Voyager Aviation Holdings LLC «		6,929	1,606

Total Preferred Securities (Cost $21,699)			16,250

REAL ESTATE INVESTMENT TRUSTS 0.7%
REAL ESTATE 0.7%
CBL & Associates Properties, Inc.		6,516	167
Uniti Group, Inc.		203,351	722
VICI Properties, Inc.		89,142	2,908

Total Real Estate Investment Trusts (Cost $1,924)			3,797

SHORT-TERM INSTRUMENTS 5.1%
REPURCHASE AGREEMENTS (l) 4.0%			23,000

		PRINCIPAL AMOUNT (000s)
SHORT-TERM NOTES 0.6%
Federal Home Loan Bank
4.850% due 05/09/2023 •(o)		$1,780	1,780
4.850% due 05/10/2023 •		1,900	1,900

			3,680

ARGENTINA TREASURY BILLS 0.1%
21.241% due 05/19/2023 - 09/18/2023 (e)(f)(g)(h)	ARS	142,094	343

U.S. TREASURY BILLS 0.4%
4.329% due 05/09/2023 (e)(f)(q)		$2,172	2,162

Total Short-Term Instruments (Cost $29,266)			29,185

Total Investments in Securities (Cost $907,859)			743,738

Total Investments 128.6% (Cost $907,859)			$743,738
Financial Derivative Instruments (n)(p) (0.3)%(Cost or Premiums, net $4,592)			(1,428)
Auction-Rate Preferred Shares (15.1)%			(87,425)
Other Assets and Liabilities, net (13.2)%			(76,417)

Net Assets Applicable to Common Shareholders 100.0%			$578,468

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	March 31, 2023 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only ("IO") or IO Strip.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Coupon represents a yield to maturity.
(h)	Principal amount of security is adjusted for inflation.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Contingent convertible security.
(k)	RESTRICTED SECURITIES:
Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets

Axis Energy Services 'A'	07/01/2021	$30	$68	0.01%
Intelsat Emergence SA	06/19/2017 – 02/23/2022	16,395	5,713	0.99
Neiman Marcus Group Ltd. LLC	09/25/2020	2,719	12,811	2.21
Syniverse Holdings, Inc.	05/12/2022-11/30/2022	2,089	2,006	0.35
Westmoreland Mining Holdings	12/08/2014 – 10/19/2016	1,535	160	0.03

$22,768	$20,758	3.59%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
(l)	REPURCHASE AGREEMENTS:
Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)

SGY	4.850%	03/31/2023	04/03/2023	$23,000	U.S. Treasury Notes 2.625% due 05/31/2027	$(23,548)	$23,000	$23,009

Total Repurchase Agreements	$(23,548)	$23,000	$23,009

REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements

BOS	5.100%	02/03/2023	04/12/2023	$(3,027)	$(3,052)
BPS	5.500	03/01/2023	07/27/2023	(2,676)	(2,690)
5.650	02/10/2023	10/17/2023	(1,879)	(1,895)
6.010	03/16/2023	07/14/2023	(3,529)	(3,539)
BRC	3.250	03/31/2023	TBD(3)	(567)	(615)
BYR	5.490	10/06/2022	04/03/2023	(2,172)	(2,223)
5.500	03/29/2023	10/19/2023	(1,126)	(1,127)
5.520	03/30/2023	09/20/2023	(1,700)	(1,701)
5.530	03/24/2023	09/20/2023	(3,972)	(3,978)
5.540	03/23/2023	09/20/2023	(5,353)	(5,362)
5.550	04/03/2023	09/29/2023	(2,317)	(2,317)
CDC	4.760	10/07/2022	04/05/2023	(781)	(800)
4.760	01/30/2023	04/05/2023	(236)	(238)

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	March 31, 2023 (Unaudited)

4.850	10/11/2022	04/06/2023	(153)	(156)
5.240	03/03/2023	05/02/2023	(6,221)	(6,250)
5.320	01/30/2023	04/04/2023	(314)	(317)
5.350	02/02/2023	07/28/2023	(1,613)	(1,628)
5.350	02/14/2023	07/28/2023	(2,622)	(2,641)
5.370	02/13/2023	08/11/2023	(2,011)	(2,025)
5.560	01/31/2023	07/28/2023	(2,038)	(2,057)
5.570	03/03/2023	08/09/2023	(15,225)	(15,298)
5.630	03/03/2023	08/11/2023	(2,785)	(2,799)
5.630	04/04/2023	10/02/2023	(290)	(290)
5.640	02/07/2023	08/04/2023	(1,217)	(1,227)
IND	4.540	11/08/2022	04/10/2023	(507)	(516)
5.460	03/07/2023	07/07/2023	(1,125)	(1,129)
5.480	03/07/2023	07/07/2023	(536)	(538)
JML	2.500	09/14/2022	TBD(3)	EUR	(536)	(587)
3.050	09/14/2022	TBD(3)	(2,073)	(2,270)
3.070	09/14/2022	TBD(3)	(1,017)	(1,114)
5.320	02/16/2023	07/06/2023	$(7,741)	(7,791)
MBC	3.200	11/02/2022	TBD(3)	EUR	(5,423)	(5,933)
MEI	5.570	03/28/2023	07/27/2023	$(4,737)	(4,741)
5.620	04/03/2023	07/17/2023	(2,619)	(2,619)
RDR	4.970	02/15/2023	04/03/2023	(1,365)	(1,374)
5.000	02/10/2023	04/03/2023	(630)	(634)
5.320	04/03/2023	06/02/2023	(3,931)	(3,931)
SCX	4.530	02/22/2023	04/03/2023	(1,255)	(1,261)
SGY	4.900	03/30/2023	04/12/2023	(927)	(927)
SOG	4.900	11/04/2022	04/12/2023	(721)	(735)
4.900	02/21/2023	04/12/2023	(607)	(611)
5.520	03/31/2023	08/03/2023	(1,758)	(1,759)

Total Reverse Repurchase Agreements	$(102,695)

(m)	Securities with an aggregate market value of $108,492 and cash of $1,587 have been pledged as collateral under the terms of master agreements as of March 31, 2023.
(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(144,070) at a weighted average interest rate of 3.192%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(n)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Asset	Liability

Bombardier, Inc.	5.000%	Quarterly	06/20/2027	2.773%	$1,200	$(35)	$135	$100	$11	$0
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2027	2.892	3,100	329	(84)	245	6	0
Jaguar Land Rover Automotive	5.000	Quarterly	06/20/2026	6.588	EUR	700	49	(80)	(31)	7	0
Jaguar Land Rover Automotive	5.000	Quarterly	12/20/2026	7.084	1,000	39	(105)	(66)	11	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	1.695	2,600	(278)	229	(49)	1	0

$104	$95	$199	$36	$0

INTEREST RATE SWAPS
Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Receive	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/21/2032	GBP	8,700	$845	$1,611	$2,456	$32	$0
Receive	1-Day GBP-SONIO Compounded-OIS	2.000	Annual	03/15/2033	4,600	512	182	694	18	0
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052	2,300	171	1,181	1,352	15	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	2.450	Annual	12/20/2024	$24,600	(2)	305	303	0	(19)
Receive(5)	1-Day USD-SOFR Compounded-OIS	2.350	Annual	01/17/2025	12,500	1	153	154	0	(12)

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	March 31, 2023 (Unaudited)

Receive(5)	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026		2,000	1	36	37	0	(4)
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2029		106,500	(10,976)	2,195	(8,781)	373	0
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	06/17/2025		149,020	9,092	(12,921)	(3,829)	173	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		26,800	1,267	(2,490)	(1,223)	59	0
Receive	3-Month USD-LIBOR	1.350	Semi-Annual	01/20/2027		8,100	0	754	754	0	(21)
Pay	3-Month USD-LIBOR	1.550	Semi-Annual	01/20/2027		35,800	(124)	(2,944)	(3,068)	92	0
Receive	3-Month USD-LIBOR	1.360	Semi-Annual	02/15/2027		5,430	0	496	496	0	(14)
Pay	3-Month USD-LIBOR	1.600	Semi-Annual	02/15/2027		21,700	(75)	(1,714)	(1,789)	55	0
Receive	3-Month USD-LIBOR	1.450	Semi-Annual	02/17/2027		9,000	0	791	791	0	(22)
Pay	3-Month USD-LIBOR	1.700	Semi-Annual	02/17/2027		35,800	(135)	(2,680)	(2,815)	90	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		49,000	343	(2,567)	(2,224)	127	0
Receive	3-Month USD-LIBOR	1.420	Semi-Annual	08/17/2028		29,500	0	3,270	3,270	0	(85)
Receive	3-Month USD-LIBOR	1.380	Semi-Annual	08/24/2028		32,500	0	3,657	3,657	0	(93)
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		75,000	4,675	(6,527)	(1,852)	255	0
Receive	3-Month USD-LIBOR	1.160	Semi-Annual	04/12/2031		2,800	0	472	472	0	(12)
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		38,000	3,140	4,267	7,407	0	(146)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/15/2031		40,600	(643)	5,797	5,154	0	(176)
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044		201,500	(6,573)	10,250	3,677	1,374	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		1,400	(10)	344	334	0	(14)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		21,100	(49)	6,034	5,985	0	(200)
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		22,000	(85)	5,799	5,714	0	(213)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		6,000	(18)	1,158	1,140	0	(60)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/16/2050		2,400	233	658	891	0	(21)
Receive	3-Month USD-LIBOR	1.700	Semi-Annual	02/01/2052		187,400	1,405	55,295	56,700	0	(1,089)
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	8,100	201	(218)	(17)	0	(1)
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	8,300	152	1,603	1,755	10	0
Receive	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032		9,600	902	1,404	2,306	0	(2)
Receive(5)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052		18,000	240	553	793	4	0
Receive	28-Day MXN-TIIE	8.675	Lunar	04/03/2024	MXN	200	0	0	0	0	0
Receive	28-Day MXN-TIIE	8.660	Lunar	04/04/2024		100	0	0	0	0	0

							$4,490	$76,204	$80,694	$2,677	$(2,204)

Total Swap Agreements							$4,594	$76,299	$80,893	$2,713	$(2,204)

(o)	Securities with an aggregate market value of $1,780 and cash of $18,398 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023.
(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date.
(p)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
								Unrealized Appreciation/(Depreciation)
Counterparty		Settlement Month			Currency to be Delivered		Currency to be Received		Asset		Liability

BOA		04/2023			$363		EUR	341	$7		$0
		05/2023		CHF	98		$107		0		0
		05/2023		PEN	7,411		1,922		0		(43)
BPS		04/2023		EUR	6,255		6,677		0		(107)
		05/2023			$360		EUR	331	0		(1)
CBK		04/2023		BRL	6,516		$1,256		0		(29)
		04/2023		GBP	4,550		5,493		0		(120)
		04/2023			$1,283		BRL	6,516	3		0
		05/2023		CAD	3,671		$2,751		33		0
		05/2023		PEN	1,483		374		0		(19)
		06/2023			$305		MXN	5,716	7		0
		08/2023		PEN	1,942		$497		0		(15)
DUB		04/2023		BRL	6,568		1,293		0		(3)
		04/2023			$1,232		BRL	6,568	64		0
		04/2023			83,330		EUR	77,001	177		0
		05/2023		EUR	77,001		$83,464		0		(175)
		07/2023		BRL	6,674		1,232		0		(63)
GLM		05/2023			$2,604		PEN	10,447	167		0

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	March 31, 2023 (Unaudited)

07/2023	DOP	164,867	$2,847	0	(89)
08/2023	64,360	1,119	0	(23)
MBC	04/2023	EUR	1,492	1,584	0	(34)
04/2023	GBP	1,137	1,373	0	(30)
04/2023	$6,059	EUR	5,649	68	(1)
MYI	04/2023	GBP	1,283	$1,538	0	(45)
RBC	04/2023	$8,574	GBP	6,970	24	0
05/2023	GBP	4,855	$5,986	0	(6)
05/2023	MXN	1,358	72	0	(3)
06/2023	$0	MXN	8	0	0
07/2023	MXN	24	$1	0	0
SCX	05/2023	CHF	2,630	2,894	7	0
05/2023	$1,196	EUR	1,099	0	(2)
UAG	04/2023	EUR	74,145	$78,721	0	(1,689)

Total Forward Foreign Currency Contracts	$557	$(2,497)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Swap Agreements, at Value(4)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

DUB	Eskom «	4.650%	Quarterly	06/30/2029	4.650%	$2,900	$0	$1	$1	$0
JPM	Banca Monte Dei Paschi Di	5.000	Quarterly	06/20/2025	4.074	EUR	100	(2)	4	2	0

Total Swap Agreements	$(2)	$5	$3	$0

(q)

Securities with an aggregate market value of $2,162 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	March 31, 2023 (Unaudited)

Investments in Securities, at Value
Loan Participations and Assignments	$2,904	$228,282	$15,499	$246,685
Corporate Bonds & Notes
Banking & Finance	0	65,835	0	65,835
Industrials	0	158,777	0	158,777
Utilities	0	31,872	0	31,872
Convertible Bonds & Notes
Industrials	0	1,768	0	1,768
Municipal Bonds & Notes
Ohio	0	5,542	0	5,542
Puerto Rico	0	7,707	0	7,707
West Virginia	0	4,056	0	4,056
U.S. Government Agencies	0	5,912	4,714	10,626
Non-Agency Mortgage-Backed Securities	0	71,555	0	71,555
Asset-Backed Securities	0	38,479	3,975	42,454
Sovereign Issues	0	14,992	0	14,992
Common Stocks
Communication Services	659	0	0	659
Consumer Discretionary	608	0	354	962
Energy	0	0	68	68
Financials	2,269	0	5,713	7,982
Industrials	0	0	14,977	14,977
Rights
Financials	0	0	153	153
Warrants
Financials	0	0	172	172
Information Technology	0	0	7,664	7,664
Preferred Securities
Financials	0	14,644	0	14,644
Industrials	0	0	1,606	1,606
Real Estate Investment Trusts
Real Estate	3,797	0	0	3,797
Short-Term Instruments
Repurchase Agreements	0	23,000	0	23,000
Short-Term Notes	0	3,680	0	3,680
Argentina Treasury Bills	0	343	0	343
U.S. Treasury Bills	0	2,162	0	2,162

Total Investments	$10,237	$678,606	$54,895	$743,738

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	2,713	0	2,713
Over the counter	0	559	1	560

$0	$3,272	$1	$3,273
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(2,204)	0	(2,204)
Over the counter	0	(2,497)	0	(2,497)

$0	$(4,701)	$0	$(4,701)

Total Financial Derivative Instruments	$0	$(1,429)	$1	$(1,428)

Totals	$10,237	$677,177	$54,896	$742,310

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2023:
Category and Subcategory	Beginning Balance at 06/30/2022	Net Purchases (1)	Net Sales/Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2023	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2023 (2)

Investments in Securities, at Value
Loan Participations and Assignments	$39,148	$16,714	$(5,491)	$(10)	$85	$(4,477)	$2,520	$(32,990)	$15,499	$1,069
Corporate Bonds & Notes
Industrials	34,383	569	0	92	0	(2,704)	0	(32,340)	0	0
U.S. Government Agencies	5,030	0	(82)	16	27	(277)	0	0	4,714	(281)
Asset-Backed Securities	5,798	0	(474)	21	(1,306)	(64)	0	0	3,975	(1,365)
Common Stocks
Consumer Discretionary	716	0	0	0	0	(362)	0	0	354	(362)
Energy	30	0	0	1	0	37	0	0	68	38
Financials	6,529	0	0	0	0	(816)	0	0	5,713	(816)
Industrials	16,285	135	0	0	0	(1,443)	0	0	14,977	(1,443)
Materials	27	0	(29)	0	29	(27)	0	0	0	0
Rights
Financials	117	0	0	0	0	36	0	0	153	36

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	March 31, 2023 (Unaudited)

Warrants
Financials	123	0	0	1	0	48	0	0	172	49
Industrials	490	0	(99)	0	99	(490)	0	0	0	0
Information Technology	12,063	0	0	(1)	0	(4,398)	0	0	7,664	(4,398)
Preferred Securities
Industrials	31,984	0	(35,546)	0	20,354	(15,186)	0	0	1,606	(489)

	$152,723	$17,418	$(41,721)	$120	$19,288	$(30,123)	$2,520	$(65,330)	$54,895	$(7,962)
Financial Derivative Instruments - Assets
Over the counter	$0	$0	$0	$0	$0	$1	$0	$0	$1	$0

Totals	$152,723	$17,418	$(41,721)	$120	$19,288	$(30,122)	$2,520	$(65,330)	$54,896	$(7,962)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
								(% Unless Noted Otherwise)
Category and Subcategory		Ending Balance at 03/31/2023	Valuation Technique			Unobservable Inputs			Input Value(s)	Weighted Average

Investments in Securities, at Value
Loan Participations and Assignments		$7,048	Indicative Market Quotation			Price			97.000	—
		8,451	Third Party Vendor			Broker Quote			72.250 - 93.000	91.680
U.S. Government Agencies		4,714	Discounted Cash Flow			Discount Rate			13.000	—
Asset-Backed Securities		3,975	Discounted Cash Flow			Discount Rate			10.000 - 20.000	15.608
Common Stocks
Consumer Discretionary		354	Adjusted Market Price			Adjustment Factor			10.000	—
Energy		68	Comparable Multiple			EBITDA Multiple X			4.400	—
Financials		5,713	Indicative Market Quotation			Price $			22.250	—
Industrials		2,006	Discounted Cash Flow			Discount Rate			13.960	—
		12,811	Discounted Cash Flow/Comparable Multiple			Discount Rate/Revenue Multiple/EBITDA Multiple %/X/X			10.000/0.550/6.000	—
		160	Indicative Market Quotation			Broker Quote $			3.000	—
Rights
Financials		153	Other Valuation Techniques(3)			-			-	—
Warrants
Financials		1	Indicative Market Quotation			Price $			1.000 - 2.250	2.047
		171	Other Valuation Techniques(3)			-			-	—
Information Technology		7,664	Comparable Multiple			EBITDA Multiple X			4.500	—
Preferred Securities
Industrials		1,606	Discounted Cash Flow/Comparable Multiple			Discount Rate/TBV Multiple %/X			27.030/0.340	—
Financial Derivative Instruments – Assets
Over the counter		1	Other Valuation Techniques(3)			-			-	—

Total		$54,896

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(3)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2023 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)									Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund’s shares, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “Act”). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Fund’s and Valuation Designee's policies and procedures are intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

Notes to Financial Statements (Cont.)

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Sources (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Sources or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are

Notes to Financial Statements (Cont.)

observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Market comparable valuation estimates fair value by applying a valuation multiple to a key performance metric of the company, which may include unobservable inputs such as earnings before interest, taxes, depreciation and amortization (“EBITDA”), the PIMCO’s assumptions regarding comparable companies and non-public statements from the underlying company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of March 31, 2023, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	DUB	Deutsche Bank AG	MYI	Morgan Stanley & Co. International PLC
BOS	BofA Securities, Inc.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	RDR	RBC Capital Markets LLC
BRC	Barclays Bank PLC	JML	JP Morgan Securities Plc	SCX	Standard Chartered Bank, London
BYR	The Bank of Nova Scotia - Toronto	JPM	JP Morgan Chase Bank N.A.	SGY	Societe Generale, NY
CBK	Citibank N.A.	MBC	HSBC Bank Plc	SOG	Societe Generale Paris
CDC	Natixis Securities Americas LLC	MEI	Merrill Lynch International	UAG	UBS AG Stamford

Currency Abbreviations:
ARS	Argentine Peso	CHF	Swiss Franc	MXN	Mexican Peso
AUD	Australian Dollar	DOP	Dominican Peso	PEN	Peruvian New Sol
BRL	Brazilian Real	EUR	Euro	USD (or $)	United States Dollar
CAD	Canadian Dollar	GBP	British Pound

Index/Spread Abbreviations:
EUR001M	1 Month EUR Swap Rate	LIBOR03M	3 Month USD-LIBOR	SONIO	Sterling Overnight Interbank Average Rate
EUR003M	3 Month EUR Swap Rate	SOFR	Secured Overnight Financing Rate	US0003M	ICE 3-Month USD LIBOR
LIBOR01M	1 Month USD-LIBOR

Other Abbreviations:
ABS	Asset-Backed Security	DAC	Designated Activity Company	PIK	Payment-in-Kind
ALT	Alternate Loan Trust	EBITDA	Earnings before Interest, Taxes, Depreciation and Amoritization	TBA	To-Be-Announced
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TBD	To-Be-Determined
BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding
CDO	Collateralized Debt Obligation	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TIIE	Tasa de Interés Interbancaria de Equilibrio "Equilibrium Interbank Interest Rate"
CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap